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                                   EXHIBIT 32
                        PENNROCK FINANCIAL SERVICES CORP.

    Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the quarterly report of PennRock Financial Services Corp. on Form 10-Q for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission, the undersigned hereby certify, pursuant to 19 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge and belief:

     - This quarterly report on Form 10-Q for the quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     - The information contained in this Form 10-Q fairly presents, in all material respects, PennRock's financial condition and results of operations for the periods covered in this Form 10-Q.


Dated:  November 8, 2004                /s/ Melvin Pankuch
                                        ----------------------------------------
                                        Melvin Pankuch, Executive Vice President
                                        and Chief Executive Officer

                                        /s/ George B. Crisp
                                        ----------------------------------------
                                        George B. Crisp, Vice President and
                                        Treasurer (Principal Financial and
                                        Accounting Officer)